UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On March 14, 2012, the Board of Directors of GMX Resources Inc., an Oklahoma corporation (“GMXR” or the “Company”), approved Amendment No. 1 (“Amendment”) to the GMX Resources Inc. Amended and Restated 2008 Long Term Incentive Plan (effective as of May 20, 2010) (“LTIP”). The Amendment amends the LTIP to prohibit the repricing of both Options (as defined in the LTIP) and SARs (as defined in the LTIP) without shareholder approval, as further set forth in new Section 3.6, including cancellations and exchanges for cash. A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated in this Item 5.02 by reference.

On March 14, 2012, the Compensation Committee and Board of GMXR also approved Short-Term Bonus Award Agreements and awards for senior executive officers and directors. The award consists of a cash bonus as a result of senior executive officers and directors receiving limited restricted stock grants in 2011. The amount of restricted stock granted in 2011 to both directors and senior executive officers was limited due to a reduced number of common shares being available under the LTIP. The cash bonus amounts are to be paid in four equal quarterly installments beginning March 2014. Except as otherwise provided in the agreements, the recipient must continue his service as an employee or director on the applicable March, 31, June 30, September 30 or December 31, 2014 bonus date to be eligible to receive any bonus. Each director received an aggregate cash bonus award of $122,100. Each of the senior executive officers received an award of:

Executive Officer	Aggregate Short-Term Cash Bonus Award
Ken L. Kenworthy, Jr.	$445,920
Michael J. Rohleder	$148,232
James A. Merrill	$143,760
Harry C. Stahel, Jr.	$274,724
Timothy L. Benton	$343,408
Gary D. Jackson	$297,620

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are being filed herewith.

Exhibit Number	Description

10.1	Amendment No. 1 to GMX Resources Inc. Amended and Restated 2008 Long Term Incentive Plan

10.2	GMX Resources Inc. Amended and Restated 2008 Long Term Incentive Plan (effective as of May 20, 2010) (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K filed on May 25, 2010).

10.3	Form of Short-Term Bonus Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: March 16, 2012	By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to GMX Resources Inc. Amended and Restated 2008 Long Term Incentive Plan

10.2	GMX Resources Inc. Amended and Restated 2008 Long Term Incentive Plan (effective as of May 20, 2010) (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K filed on May 25, 2010).

10.3	Form of Short-Term Bonus Award Agreement